EXHIBIT 10.4

                 TECHNOLOGY SERVICE GROUP, INC.

           1995 Non-Employee Director Stock Option Plan
     ________________________________________________________


1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1995 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Technology Service Group, Inc., a Delaware corporation, (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").


2. Available Shares.

 (a) The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), for which options may be granted under the Plan shall not exceed 100,000 subject to adjustment in accordance with Paragraph 11 of the Plan.

 (b) The number of shares of Common Stock set forth in Paragraph 2(a) and Paragraph 4 reflect and give effect to any stock split carried out in connection with the initial public offering of the Company's Common Stock.

 (c) Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.


3. Administration.

 (a) The Plan shall be administered by the Board until such time as it appoints a Stock Plans Committee in connection with the Company's initial public offering (the
      "Committee"). References to the Committee shall be deemed references to the Board if no such committee is in existence.

 (b) The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.


4. Granting of Options.

 (a) Initial Grant. On the consummation of the initial public offering of the Company's Common Stock (the "Public Offering Date"), each person who is then a member of the Board, and who is not a current or former employee or officer of the Company (a "non-employee director"), shall be automatically granted an initial option (the "Initial Option") to purchase 10,000 shares of the Common Stock at the offering price per share to the public in such offering.

 (b) Subsequent Grants. Each non-employee director who received an Initial Option and who is serving as a non-employee director at the close of business on September 1 in any year after the Public Offering Date shall be automatically granted on such date an option to purchase an additional 3,000 shares of Common Stock.

 (c) Newly Elected or Appointed Non-Employee Directors. Each person who becomes a non-employee director after the Public Offering Date shall be automatically granted an option to purchase 3,000 shares of Common Stock effective upon his or her election or appointment to the Board and shall be automatically granted an option to purchase an additional 3,000 shares of Common Stock on each anniversary of the date of his or her election or appointment to the Board, providing that on such anniversary he or she is a non-employee director.

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 (d)  Except for the specific options referred to above, no other options shall be granted under the Plan.


5. Option Price.

 (a) The option (purchase) price of the stock covered by an option granted pursuant to the Plan shall be equal to the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Paragraph 11 of the Plan.

 (b) If the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date an option is granted and shall mean

   (i) the closing price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or

   (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market or SmallCap
        Market, if the Common Stock is then traded in either of such markets; or

   (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

 (c) If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, but without limitation thereto, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.


6. Period of Option. Unless sooner terminated in accordance with the provisions of Paragraph 9 of the Plan, an option granted hereunder shall expire on the tenth anniversary of the grant date.


7. Vesting of Shares and Legend.

 (a) Vesting. All Initial Options shall be fully exercisable from and after the date six months after the date of grant. All other options granted hereunder shall be fully exercisable from and after the first anniversary of the grant date.

 (b) Acceleration Upon Change in Control. Anything in the Plan to the contrary notwithstanding, each outstanding option granted under the Plan shall become immediately exercisable in full in the event a Change in Control (as defined in Paragraph 12) of the Company occurs.

 (c) Legend on Certificates. The certificates representing shares purchased under the Plan shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.


8. Non-Transferability of Options. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her. If and to the extent that Rule 16b-3(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act") is amended so as to permit transfers of options to members of an optionee's family or to trusts

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   established for the benefit of such family members, options granted hereunder may be transferable to the extent and on the terms provided by Rule 16b-3(a)(2), as so amended.


9. Termination of Option Rights.

 (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested, but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board; and all such optionee's options shall terminate after such 180 days have expired.

 (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.


10.   Exercise of Option.

 (a) Subject to the terms and conditions of the Plan and the relevant option agreement, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be

   (i)  in United States dollars in cash or by check;

   (ii) in whole or in part in shares of Common Stock of the Company already owned by the person exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Committee may adopt from time to time), valued at fair market value determined in accordance with the provisions of Paragraph 5; or

   (iii) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise.

 (b) The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing shares acquired pursuant to the exercise of an option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full.

 (c) The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.


11. Adjustments Upon Changes in Capitalization and Other Matters. Subject to the provisions of Paragraph 7(b), upon the occurrence of any of the following events adjustments shall be made as hereinafter provided:

 (a) Stock Dividends and Stock Splits. If after the Company's initial public offering of its Common Stock the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company

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      shall issue any shares of Common Stock as a stock
      dividend on its outstanding Common Stock, the number of shares then subject to outstanding options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

 (b) Merger; Consolidation; Liquidation; Sale of Assets. In the event of any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan

   (i)  subject to the provisions of clauses (iii), (iv) and
        (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

   (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or

   (iii) all outstanding options may be canceled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

   (iv) all outstanding options may be canceled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option, but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

   (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

 (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

 (d) Other Adjustments. Upon the happening of any of the foregoing events after the Company's initial public offering of Common Stock, the class and aggregate number of shares set forth in Paragraphs 2 and 4 that may subsequently be the subject of options granted under the Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Paragraph 11 and its determination (subject to Paragraph 7(b)) shall be conclusive.

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12.   Change of Control.  For purposes of the Plan, a "Change in
      Control" shall be deemed to have occurred if

 (a)  there shall be consummated -

   (i) any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or

   (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or

 (b) the stockholders of the Company shall approve a plan or proposal for liquidation or dissolution of the Company, or

 (c) any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or

 (d) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


13. Restrictions on Issuance of Shares. Notwithstanding the provisions of Paragraph 7 and Paragraph 10 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

 (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

 (b) Counsel for the Company shall have given an opinion that such shares are exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.


14. Investment Representations of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of an option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).


15. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

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16.   Termination and Amendment of Plan.  Options may no longer be granted under the Plan after the close of business on the tenth anniversary of the date of its adoption, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting

 (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Paragraph 11);

 (b) materially modify the requirements as to eligibility to participate in the Plan;

 (c) materially increase benefits accruing to option holders under the Plan; or

 (d) amend the Plan in any manner that would cause Rule 16b-3 under the Exchange Act ("Rule 16b-3") to become inapplicable to the Plan;

 and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Exchange Act (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.


17. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal
      Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.


18. Compliance with Regulations. It is the Company's intent that transactions under the Plan comply with all applicable conditions of Rule 16b-3 and any applicable Securities and Exchange Commission interpretations thereof. To the extent that any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by either of them.


19. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.
                      _____________________

   Adopted by the Board of Directors this 10th day of May, 1995
   Approved by Stockholders on December 26, 1995
   Amended by the Board of Directors on August 11, 1997

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